UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2009
Hiland Partners, LP
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-51120 (Commission File Number)	71-0972724 (IRS Employer Identification No.)
205 West Maple, Suite 1100
Enid, Oklahoma 73701
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (580) 242-6040
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Resignation of Dr. David L. Boren
     On March 13, 2009, the Board of Directors (the “Board”) of Hiland Partners GP, LLC (the “General Partner”), the general partner of Hiland Partners, LP (the “Partnership”), accepted the resignation of Dr. David L. Boren as a director of the General Partner. Dr. Boren’s resignation was not the result of any disagreement with either the Partnership or the General Partner.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILAND PARTNERS, LP

By:	Hiland Partners GP, LLC,
its General Partner

By:	/s/ Matthew S. Harrison

Name:	Matthew S. Harrison
Title:	Chief Financial Officer, Vice President—Finance and Secretary
March 13, 2009